UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2006

                                 OPTIGENEX INC.
               (Exact name of registrant as specified in charter)

           Delaware                 000-51248                    20-1678933
(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)              Identification No.)

750 Lexington Avenue 6th Floor, New York                                10022
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212) 905-0189

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Louis A. Brilleman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Effective May 13, 2006, Optigenex Inc. (the "Company") announced the resignation of Mr. Joseph McSherry as Chief Financial Officer and Principal Accounting Officer to pursue an opportunity outside of this industry.

(c) Effective May 13, 2006, the Board of Directors of our Company appointed Daniel Zwiren, who has been a consultant with the Company since January 2006, as our Chief Financial Officer. Mr. Zwiren will receive a base salary of $140,000 per annum. There are no understandings or arrangements between Mr. Zwiren or any other person pursuant to which Mr. Zwiren was selected as an executive officer. Mr. Zwiren does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or an executive officer.

Mr. Zwiren has over 25 years of management, financial and operations experience in several industries including; healthcare, financial and software services. Mr. Zwiren was Managing Director of Valued Ventures LLC from August 2004 thru January 2006. Valued Ventures LLC, an advisory/capital procurement firm located in NYC specializes in the biotech and technology industries. From January 2003 to July 2004 Zwiren served as a private equity advisor at UBS New York, NY. Mr. Zwiren was the Managing Partner of Osprey Capital LLC, Ponte Vedra Beach, Florida a Capital procurement/advisory services company from January 2002 thru January 2003. From 1981 thru 1996 Mr. Zwiren held a variety of management positions with Lasser Marshall Inc. New York, NY an international institutional financial intermediary, including Chief Executive of the Capital Markets Group from 1989 thru 1996. Mr. Zwiren is currently serving on the board of advisors for the Global Flu Consortium in Washington D.C.. Mr. Zwiren holds a Bachelor of Science from Hunter College New York, NY June of 1978 and completed his MBA at Pace University New York, NY in January of 1980.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            None

      (b)   Pro forma financial information.

            None

      (c)   Exhibits.

            None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Optigenex, Inc.


Date: May 15, 2006                              By: /s/ Anthony Bonelli
                                                    ----------------------------
                                                    Anthony Bonelli
                                                    Chief Executive Officer